AGREEMENT

This Agreement (“Agreement”) is made as of October 30, 2007 by and among Bio Solutions Manufacturing, Inc., a New York corporation (the “Company”) and Peter E. Chapin (the “Seller”).

RECITALS

A. On or about December 8, 2005, Bio Extraction Services, Inc. (“BESI”), a New York corporation and wholly-owned subsidiary of Bio-Solutions Franchise Corp. (“BSFC”), acquired the business of Applied Chemical Technologies (the “ACT Business”) from the Seller for (i) $50,000.00, (ii) 200,000 shares of common stock of the Company held by BSFC, (iii) 100,000 shares of common stock of BSFC, and (iv) a right to receive an additional 100,000 shares of common stock of BSFC upon the achievement of certain business milestones.

B. On or about June 30, 2006, BSFC sold all of the capital stock of BESI to the Company in exchange for shares of the Company’s common stock.

C. In July 2007, in an action pending against the Company in the United States District Court for the Southern District of Mississippi, Hattiesburg Division (the “Court”), Civil Action No. 2:07cv000118-KS-MTP (the “Action”), the Company filed a counterclaim against BSFC, among others, alleging, among other things, that BSFC’s acquisition of the ACT Business constituted a usurpation of corporate opportunity.

D. On or about October 22, 2007, the parties to the Action, including the Company and BSFC, entered into a settlement agreement (the “Settlement Agreement”), pursuant to which the Seller agreed to (i) transfer the 100,000 shares of BSFC common stock back to BSFC, (ii) waive his right to receive an additional 100,000 shares of BSFC common stock, and (iii) issue a limited recourse promissory note in the amount of $25,000 to BSFC (or its designee).

E. As additional consideration for Seller’s indirect sale of the ACT Business to the Company and in consideration for the Seller’s agreement to (i) transfer the 100,000 shares of BSFC common stock back to BSFC, (ii) waive his right to receive an additional 100,000 shares of BSFC common stock, and (iii) issue a limited recourse promissory note in the amount of $25,000 to BSFC (or its designee), the Company desires to issue 750,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to the Seller on the terms and subject to the conditions set forth herein.

AGREEMENT

It is agreed as follows:

1. ISSUANCE OF SHARES.

1.1 Issuance of Shares. In reliance upon the representations and warranties of the Company and the Seller contained herein and subject to the terms and conditions set forth herein, the Company agrees to issue the Shares to the Seller, as follows:

1.1.1 The Company shall issue 250,000 Shares concurrently with the execution of this Agreement, or as soon thereafter as practicable.

1.1.2 The Company shall issue 500,000 Shares upon the earlier of (a) April 30, 2008, or (b) no later than ten days of the Company’s receipt of a written certification, together with reasonable documentation, that BESI and/or the Company has received ASTM approval of B100 bio diesel fuel converted by BESI and/or the Company from liquid trap brown grease.

1.2 Deemed Consideration. It is intended by the parties hereto that the Shares are considered additional and supplemental consideration to the Seller for the indirect sale of the ACT Business to the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof, except as expressly qualified or modified herein.

2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

2.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

2.3 Valid Issuance of Shares. The Shares to be issued hereby, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws.

2.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

2.5 SEC Reports and Financial Statements.

2.5.1 The Company has delivered or made available to the Seller accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the SEC since October 31, 2004 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.5.2 Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

2.6 Securities Law Compliance. The offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Shares under the 1933 Act is not required.

2.7 Resales Under Rule 144. With a view to making available to the Seller the benefits of Rule 144 promulgated under the 1933 Act (“Rule 144”) and any other rule or regulation of the SEC that may at any time permit the Seller to sell the Shares to the public without registration, the Company will do all of the following:

2.7.1 use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

2.7.2 take such action, including compliance with the reporting requirements of section 13 or 15(d) of the 1934 Act, as is necessary to enable the Seller to utilize Rule 144;

2.7.3 file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

2.7.4 furnish to the Seller, so long as the Seller owns any Conversion Shares, forthwith upon written request:

(1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements);

(2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company;

(3) an opinion of the Company’s counsel that the Shares may be resold in the absence of an effective registration thereof under the 1933 Act pursuant to Rule 144; and

(4) such other documents as may be reasonably requested in availing the Seller of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to such form.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents, warrants, and covenants with the Company as follows:

3.1 Legal Power. The Seller has the requisite power and is authorized to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3.2 Due Execution. This Agreement has been duly authorized, executed, and delivered by the Seller, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Seller.

3.3 Restricted Securities.

3.3.1 The Seller has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and Rule 506 of Regulation D is predicated in part on the Seller representations as contained herein. The Seller acknowledges that the Shares will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

3.3.2 The Seller represents that the Seller is acquiring the Shares for the Seller’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

3.3.3 The Seller understands and acknowledges that the Shares, when issued, may bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

3.3.4 The Seller acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions. The Seller acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Seller is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities.

3.3.5 The Seller is an “accredited investor” as defined under Rule 501 under the Securities Act.

3.3.6 The Seller acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Seller’s financial condition. Seller, either alone or with the Seller’s representative(s), otherwise has such knowledge and experience in financial or business matters that Seller is capable of evaluating the merits and risks of the investment in the Shares.

3.3.7 The Seller has a preexisting personal or business relationship with the Company, one or more of its officers, directors or controlling persons.

3.3.8 The Seller represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.”

4. MISCELLANEOUS.

4.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada.

4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

4.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

4.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Sellers. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

4.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Bio Solutions Manufacturing, Inc.
4440 Arville Street, Suite 6
Las Vegas, NV 89103
Attention: Patricia Spreitzer, Secretary

If to the Seller:	Peter E. Chapin
143 Pennwood Drive
Greentown, PA 18426

4.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

COMPANY

BIO SOLUTIONS MANUFACTURING, INC.

By:
Patricia M. Spreitzer,
Secretary

SELLER

PETER E. CHAPIN

By:
Peter E. Chapin